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                                        PUMA GLOBAL TRUST NO. 1 QUARTERLY SERVICING REPORT
                       IN RESPECT OF THE QUARTERLY PERIOD FROM 27 SEPTEMBER 2001 TO 20 DECEMBER 2001


NOTE INFORMATION
----------------
                                                               Class A Notes         Class B Notes        Total US$ Notes
                                                           ------------------------------------------------------------------

Original Principal Balance of each class of Note
at the time of their issue                                  US$1,158,000,000.00    US$42,000,000.00      US$1,200,000,000.00

Principal Balance of each class of Note at the end
of the immediately preceding Quarterly Payment Date                 N/A                 N/A                   N/A

Amount to be applied towards payment of principal on
each class of Note on this Quarterly Payment Date                 US$0.00             US$0.00               US$0.00

Principal Balance of each class of Note after payments
referred to above have been applied                         US$1,158,000,000.00    US$42,000,000.00      US$1,200,000,000.00

Note Factor at the end of the Quarterly Payment Date            1.000000000           1.000000000

Amount to be applied towards payment of interest on each
class of Note on this Quarterly Payment Date                  US$7,636,203.26        US$303,420.74         US$7,939,624.00

LIBOR in respect of this quarterly period                        2.60613%              2.60613%

Rate of interest payable on each class of Note in respect
of this quarterly period                                         2.82613%              3.09613%


A$ REDRAW NOTES AND A$ SUBORDINATED NOTES
-----------------------------------------

As at December 20, 2001 no A$ Redraw Notes or A$
Subordinated Notes have been issued

REDRAW FACILITY
---------------

Redraw Facility Principal at the commencement of this
Quarterly Payment Date                                          A$250,000.00


Redraw Facility Principal at the end of this Quarterly
Payment Date                                                    A$250,000.00


Redraw Facility Principal repaid during the quarterly
period                                                             A$0.00

Aggregate Subordinate Funded Further Advance Amounts in
relation to the Quarterly Payment Date                           A$15,683.43

Interest paid on Redraw Facility Principal during the
quarterly period                                                  A$1,968.99

PRINCIPAL CASH BALANCE IN AUD
-----------------------------

Principal Cash Balance at the commencement of this
Quarterly Payment Date                                        A$11,718,750.00

Principal Cash Balance at the end of this Quarterly
Payment Date                                                  A$11,718,750.00



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
INCOME RESERVE IN AUD
---------------------

Income Reserve at the commencement of this Quarterly
Payment Date                                                        A$0

Income Reserve at the end of this Quarterly Payment Date            A$0


COLLECTION INFORMATION IN AUD
-----------------------------

Collections (1) held by the Trustee in relation to this
Quarter Payment Date                                            A$45,287,444

Less: Principal Cash Balance at the end of the
Quarterly Payment Date                                          A$11,718,750

Less: Income Reserve at the end of the Quarterly Payment Date       A$0
                                                               ---------------

Collections (other than Principal Cash Balance and Income
Reserve) at the end of the Quarterly Payment Date               A$33,568,694

Less: Collections to be applied towards repayment of Redraw
Facility Principal on the Quarterly Payment Date                    A$0

Less: Collections to be applied towards payment of Expenses
of the Trust in respect of this quarterly period                A$33,568,694
                                                               ---------------

Collections to be applied towards repayment of US$ Notes
on the Quarterly Payment Date                                       A$0
                                                               ---------------



Principal Collections (net of redraws) in relation to
this Quarterly Payment Date                                     A$139,333,149

Less: Principal Collections applied or retained by the
Trust to be applied towards the acquisition of substitute
housing loans                                                   A$139,333,149

Less: Principal Collections to be applied towards repayment
of Redraw Facility Principal on the Quarterly Payment Date           A$0

Principal Collections to be applied towards repayment of
US$ Notes on the Quarterly Payment Date                              A$0



(1) The Collections figure shown is net of amounts applied or to be applied towards the acquisition of substitute housing loans and the funding of Redraws



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                            PUMA GLOBAL TRUST NO. 1 QUARTERLY SERVICING REPORT IN RESPECT OF
                       THE QUARTERLY PERIOD FROM 27 SEPTEMBER 2001 TO 20 DECEMBER 2001 (Continued)


PRE-FUNDING POOL INFORMATION IN AUD
-----------------------------------

                                               Number of Housing      Aggregate       Weighted Average    Amount Remaining
                                                Loans Acquired    Principal Balance     Interest Rate          in the
                                                                   of Housing Loans    Payable on the     Pre-Funding Pool
                                                                       Acquired         Housing Loans    at the end of the
                                                                                          Acquired          Pre-Funding
                                                                                                          Period and added
                                                                                                           to Collections
                                              ------------------------------------------------------------------------------

Details of the housing loans acquired using
pre-funding pool amounts                               2,356        A$415,925,754            6.4514%             A$328




HOUSING LOAN POOL INFORMATION IN AUD
------------------------------------
                                               Number of Housing  Number of Housing    Maximum Current    Minimum Current
                                                     Loans          Loan Accounts       Housing Loan        Housing Loan
                                                                                          Balance            Balance
                                              ------------------------------------------------------------------------------
Amount as at the close of business on the
seventh business day prior to this
Quarterly Payment Date                                15,055           17,635             A$976,417             A$0



                                               Weighted Average                        Total Valuation
                                                   Original        Maximum Original        of the
                                                Loan-to-Value       Loan-to-Value         Security
                                                    Ratio               Ratio            Properties
                                              ---------------------------------------------------------
Amount as at the close of business on the
seventh business day prior to this
Quarterly Payment Date                                77.34%              95.00%       A$3,544,003,270



                                                  Outstanding         Outstanding         Outstanding      Average Current
                                              Balance of Housing    Balance of Fixed      Balance of         Housing Loan
                                                     Loans         Rate Housing Loans    Variable Rate         Balance
                                                                                         Housing Loans
                                              ------------------------------------------------------------------------------
Amount as at the close of business on the
seventh business day prior to this
Quarterly Payment Date                          A$2,327,810,675      A$172,342,746      A$2,155,467,929       A$154,620



                                               Maximum Remaining    Weighted Average    Weighted Average
                                               Term To Maturity      Remaining Term        Seasoning
                                                                      to Maturity
                                              ----------------------------------------------------------
Amount as at the close of business on the
seventh business day prior to this
Quarterly Payment Date                            360 months           337 months          21 months




FURTHER ADVANCE INFORMATION IN AUD
----------------------------------

Aggregate amount of Further Advances
(not being subordinated further advances)
made during the period                             A$0.00





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DELINQUENCY INFORMATION
-----------------------

As at the opening of business on the first business day of the month in which the Quarterly Payment Date occurs.


                                               Number of            Percentage             Outstanding        Percentage of
                                                Housing              of Pool             Balance of the          Pool by
                                                 Loans               by number             Applicable          Outstanding
                                                                                       Delinquent Housing      Balance of
                                                                                             Loans            Housing Loans
                                              ------------------------------------------------------------------------------

30 - 59 days                                    21                    0.12%               A$3,451,099.96        0.15%
60 - 89 days                                     9                    0.05%               A$1,606,632.27        0.07%
90 - 119 days                                    6                    0.03%                 A$791,660.96        0.03%
Greater than 120 days                            0                    0.00%                       A$0.00        0.00%
                                              ------------------------------------------------------------------------------
Total Arrears                                   36                    0.20%               A$5,849,393.19        0.25%
                                              ==============================================================================

MORTGAGE INSURANCE CLAIMS INFORMATION
-------------------------------------

Details provided are in respect of the period since the Closing Date to the opening of business on the first business day of the month in which the Quarterly Payment
Date occurs.


Amount of mortgage insurance claims made:       A$0.00

Amount of mortgage insurance claims paid:       A$0.00

Amount of mortgage insurance claims pending:    A$0.00

Amount of mortgage insurance claims denied:     A$0.00




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